UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 6, 2012

KILROY REALTY CORPORATION

KILROY REALTY, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Kilroy Realty Corporation)	001-12675 (Kilroy Realty Corporation)	95-4598246 (Kilroy Realty Corporation)
Delaware (Kilroy Realty, L.P.)	000-54005 (Kilroy Realty, L.P.)	95-4612685 (Kilroy Realty, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California 90064

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 481-8400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

Summary of Description of Capital Stock, Description of Material Provisions of the Partnership Agreement of Kilroy Realty, L.P. and Certain Provisions of Maryland Law and of the Company’s Charter and Bylaws

The information included on this Current Report on Form 8-K under this Item 8.01 (including Exhibit 99.1 hereto) provides a summary of (i) some of the terms and provisions of the capital stock of Kilroy Realty Corporation (the “Company”); (ii) certain terms and provisions of the Sixth Amended and Restated Agreement of Limited Partnership of the operating partnership (as defined below); and (iii) certain terms and provision of Maryland law and the Company’s charter and bylaws relating to meetings of stockholders. This summary shall also be deemed incorporated by reference in any document subsequently filed by the Company or the Company and Kilroy Realty, L.P. (the “Operating Partnership”) under the Securities Act of 1933, as amended, to the extent expressly set forth by specific reference in such document and supersedes, in its entirety, each section entitled “Description of Capital Stock,” “Description of Material Provisions of the Partnership Agreement of Kilroy Realty, L.P.” and “Certain Provisions of Maryland Law and of the Company’s Charter and Bylaws—Meetings of Stockholders,” or any similarly titled sections, contained or incorporated by reference, if applicable, in registration statements filed by the Company or the Company and the Operating Partnership under the Securities Act of 1933, as amended, remaining effective as of, and filed prior to, the date of this Current Report on Form 8-K, or in any Current Report on Form 8-K filed prior to the date of this Current Report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1	Summary of Description of Capital Stock, Description of Material Provisions of the Partnership Agreement of Kilroy Realty, L.P. and Certain Provisions of Maryland Law and of the Company’s Charter and Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY CORPORATION

By:	/s/ Heidi R. Roth
Heidi R. Roth
Senior Vice President, Chief Accounting Officer and Controller

Date: August 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY, L.P.

By:	KILROY REALTY CORPORATION,
Its general partner

By:	/s/ Heidi R. Roth
Heidi R. Roth
Senior Vice President, Chief Accounting Officer and Controller

Date: August 6, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Summary of Description of Capital Stock, Description of Material Provisions of the Partnership Agreement of Kilroy Realty, L.P. and Certain Provisions of Maryland Law and of the Company’s Charter and Bylaws

4